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                                     FARMERS NEW WORLD LIFE INSURANCE COMPANY(R)
[LOGO FARMERS INSURANCE GROUP]       Home Office:  3003 77th Avenue S.E., Mercer
                                     Island, Washington 98040 / (206) 232-8400
                                     Variable Policy Service Office:
                                     PO Box 724208, Atlanta, GA 31139 /
                                     (877) 376-8008





            August 26, 2002




            Dear Farmers Life Client:

            I am pleased to provide you with the semi-annual fund reports for the investment options offered by your Farmers Variable Life or Annuity policy. These reports provide an update on each portfolio's performance as of June 30, 2002. Portfolio performance does not take into account the fees charged by the policy; if these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

            I hope that you find the enclosed information helpful. If you have any questions concerning your policy or contract, please do not hesitate to call your Farmers Insurance representative or our Service Center toll-free at (877) 376-8008.

            We appreciate and value your business, and look forward to serving you in the future.


            Sincerely,



            /s/ C. Paul Patsis
            -------------------
            C. Paul Patsis
            President



The following documents accompany this letter to contract owners and are hereby incorporated by reference:

Document 1. The Semi-Annual Report of Calvert
Variable Series, Inc. dated June 30, 2002, that was filed with the Securities and Exchange Commission on August 26, 2002 (File No. 811-03591).

Document 2. The Semi-Annual Report of Dreyfus Variable Investment Fund dated June 30, 2002, that was filed with the Securities and Exchange Commission on August 28, 2002 (File No. 811-05125).

Document 3. The Semi-Annual Report of Dreyfus Socially Responsible Growth Fund, Inc. dated June 30, 2002, that was filed with the Securities and Exchange Commission on August 27, 2002 (File No. 811-07044).

Document 4. The Semi-Annual Report of Fidelity Variable Insurance Products Funds dated June 30, 2002, that was filed with the Securities and Exchange Commission on August 20, 2002 (File Nos. 811-05511; 811-07205; 811-03329).

Document 5. The Semi-Annual Report of Franklin Templeton Variable Insurance Products Trust dated June 30, 2002, that was filed with the Securities and Exchange Commission on August 27, 2002 (File No. 811-05583).



Distributed by: Farmers Financial Solutions, L.L.C., 2423 Galena Ave, Simi Valley CA 93065 / (805) 306-3400

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Document 6. The Semi-Annual Report of Goldman Sachs Variable Insurance Trust
dated June 30, 2002, that was filed with the Securities and Exchange Commission on August 23, 2002 (File No. 811-08361).

Document 7. The Semi-Annual Report of Janus Aspen Series dated June 30, 2002, that was filed with the Securities and Exchange Commission on August 21, 2002 (File No. 811-07736).

Document 8. The Semi-Annual Report of PIMCO Variable Insurance Trust dated June 30, 2002, that was filed with the Securities and Exchange Commission on September 5, 2002 (File No. 811-08399).

Document 9. The Semi-Annual Report of Scudder Variable Series I dated June 30, 2002, that was filed with the Securities and Exchange Commission on August 12, 2002 (File No. 811-04257).

Document 10. The Semi-Annual Report of Scudder Variable Series II dated June 30, 2002, that was filed with the Securities and Exchange Commission on August 15, 2002 (File No. 811-05002).

Document 11. The Semi-Annual Report of WM Variable Trust dated June 30, 2002, that was filed with the Securities and Exchange Commission on August 27, 2002 (File No. 811-07462).



Distributed by: Farmers Financial Solutions, L.L.C., 2423 Galena Ave, Simi Valley CA 93065 / (805) 306-3400